                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 22, 1997


                           WATSON GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


             0-16011                                 95-2873758
      (Commission File No.)              (IRS Employer Identification No.)

              32-B Mauchly
           Irvine, California                          92718
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (714) 727-4020


                                      N.A.
         (Former name or former address, if changed since last report)

Item 8. Change in Fiscal Year

        The Board of Directors determined to change the registrant's fiscal year from September 30 to June 30 effective June 30, 1997. The change was made to more appropriately reflect the business cycle of the registrant's core business and reporting requirements. The registrant will file a Form 10-KSB covering the transition period of October 1, 1996 to June 30, 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Watson General Corporation

                                        By:


Date 7/29/1997                          /s/ Joseph L. Christoffel
                                        ----------------------------------
                                        Joseph L. Christoffel,
                                        Chief Financial Officer



                                       2